Restructuring Plan	6 Months Ended
Jun. 30, 2020
Restructuring and Related Activities [Abstract]
Restructuring Plan

Note 12. Restructuring Plan

On June 2, 2020, the Company announced a restructuring plan to reduce operating expenses as part of a cost realignment program to focus on profitable growth (the "Plan"). The Plan’s cost-cutting measures included workforce reductions affecting approximately 10% of employees, as well as other cost-mitigation measures.

The Company recorded $5.2 million and $3.6 million of employee related charges and other related charges, respectively, during the second quarter of 2020. With regards to the employee related charges, $0.6 million was paid during the current period and the rest are expected to be paid during the third quarter. The Company expects to incur additional restructuring charges of approximately $0.5 million, as part of this Plan.